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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Ross Systems, Inc. (the "Company") Annual Report on Form 10-K/A for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, , J. Patrick Tinley, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2004

                                           /s/ J. Patrick Tinley
                                           -------------------------------------
                                           J. Patrick Tinley
                                           Chairman and Chief Executive Officer